                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO.   )
                                              ---

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-12

                       DEUTSCHE ASSET MANAGEMENT VIT FUNDS
      -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      -------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              QUESTIONS AND ANSWERS

Q:       WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A: The purpose of this proxy solicitation is to ask you to vote on the following issues:

         o to elect eleven members of the Board of Trustees of Deutsche Asset Management VIT Funds (the "Trust"), of which your fund is a series (the "Fund"), whose terms will be effective beginning _______ __, 2002 or on such later date as shareholder approval is obtained; and

         o to approve a new investment advisory agreement between the Fund and Deutsche Asset Management Inc. ("DeAM, Inc."), the investment adviser for the Funds.

         Background. On April 5, 2002, Deutsche Bank A.G. acquired from Zurich Financial Services 100% of U.S.-based asset manager Zurich Scudder Investments (the "Transaction"). The Transaction is anticipated to facilitate Deutsche Bank A.G.'s plans for integrated global research, and to provide greater breadth and geographic reach to the asset management services presently provided to the Deutsche Asset Management family of funds. The investment operations of Scudder will become part of an integrated global investment operation serving Deutsche Asset Management's clients worldwide. It is expected that the Transaction will result in a global asset management platform for Deutsche Asset Management of increased scale and scope.

         Deutsche Asset Management will integrate Scudder operationally into its global asset management business, will utilize services of personnel from other parts of the organization in providing services to its clients, and the Deutsche Asset Management family of funds and the Scudder Funds will be integrated into a single fund complex. As part of this integration, your fund and certain other funds within the Deutsche Asset Management family of funds are holding shareholder meetings at which shareholders will be asked to vote on a number of proposals affecting their funds.

         Shares of the Funds ("Shares") have been purchased at your direction by your insurance company (the "Insurance Company") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "variable contract"). Your Insurance Company, as the legal owner of the Shares, has been asked to approve the proposals. You, as an owner of a variable contract with benefits based on the performance of one or more Funds ("Contract Owner"), are being asked by your Insurance Company for instructions as to how to vote the shares of the Funds that are attributable to your variable contract. The separate accounts will vote all their Shares in the same proportion as the voting instructions actually received from Contract Owners. The enclosed proxy card will serve as the voting instruction form (the "proxy") by which the Contract Owner instructs the voting of the Shares attributable to his or her variable contract.

         THE BOARD MEMBERS OF THE TRUST RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

I.       BOARD PROPOSAL TO ELECT NEW BOARD MEMBERS

Q:       WHY AM I BEING ASKED TO VOTE FOR BOARD MEMBERS?

A: DeAM, Inc. recommended to the Board, and the Board agreed that the Trust along with certain other funds that are managed, advised, subadvised or administered by Deutsche Asset Management and certain other funds managed, advised or administered by Investment Company Capital Corporation (the "DeAM Funds") should be governed by boards comprised of the same group of individuals. To attain the goal of having identical boards for all DeAM Funds, we need shareholder approval to elect certain persons to the Trust's Board. The Trust's Board agreed to submit this proposal to shareholders.

Q:       WHY DID THE TRUST'S BOARD APPROVE MANAGEMENT'S RECOMMENDATION?

A: DeAM, Inc. recommended this proposal as part of an overall plan to coordinate and enhance the efficiency of the governance of the DeAM Funds. The Board considered, among other factors, that a unified group board structure benefits the Trust and your fund and the other series of the Trust by creating an experienced group of Board members who understand the operations of the DeAM, Inc. fund complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. Adopting a unified group board structure will also enable management to use time more efficiently. There may also be cost savings in avoiding duplication of effort involved in the preparation and conduct of board meetings.

Q: IF THE BOARD PROPOSAL IS APPROVED BY SHAREHOLDERS, HOW MANY TRUSTEES WILL SIT ON THE BOARD?

A: If all nominees are elected, the Trust's Board will consist of 11 individuals. Although these people will be new to the Trust's Board, they have experience serving on the boards of various other investment companies within the Deutsche Asset Management family of funds.

[Q:      WILL THE PROPOSED CHANGES RESULT IN HIGHER FUND EXPENSES?

A: No. Expenses charged to your fund will not increase as a result of this proposal.]

II.      PROPOSAL RELATED TO APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

Q:       WHY AM I BEING ASKED TO VOTE FOR A NEW INVESTMENT ADVISORY AGREEMENT?

A: DeAM, Inc. recommended to the Board that they approve the new investment advisory agreements in order to provide DeAM, Inc. with maximum flexibility to utilize Deutsche Asset Management's global organization. The proposed new advisory agreements described in the proxy statement will cover substantially similar provisions and do not differ in terms of services to be provided or fees to be paid therefor from the current advisory agreements pursuant to which services are provided to the Funds, except for the dates of execution, effectiveness and initial term, and except that, under the new advisory agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees, to appoint certain affiliates as sub-advisors. In addition, the new advisory agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the Trust.

         In determining to recommend that the shareholders approve the new advisory agreements, the Board of the Trust considered, among other factors, the potential benefits to the Funds of providing DeAM, Inc. more flexibility in structuring portfolio management services for each Fund. In addition, the Board considered that DeAM, Inc. will be able to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities.

Q:       WILL THE INVESTMENT ADVISORY FEES REMAIN THE SAME?

A: Yes. The investment advisory fee rate proposed to be charged to the Funds under the new advisory agreements is the same as the investment advisory fee rate charged under the current advisory agreements.

III.     GENERAL QUESTIONS

Q:       WHAT ARE THE BOARD'S RECOMMENDATIONS?

A: The Board recommends that all shareholders vote "FOR" the nominees for the Board and "FOR" the approval of the new advisory agreements.

Q: WILL MY FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS SOLICITATION?

A:       No, DeAM, Inc. will bear these costs.

Q:       HOW CAN I VOTE?

A:       You can vote in any one of four ways:

         o        Through the internet by going to
                  [https://vote.proxy-direct.com];

         o By telephone, with a toll-free call to the number listed on your proxy card;

         o        By mail, with the enclosed proxy card; or

         o        In person at the special meeting.

         We encourage you to vote over the internet or by telephone, using the voting control number that appears on your proxy card. These voting methods will save your fund money. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q:       I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?

A: Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

Q:       I PLAN TO VOTE BY TELEPHONE. HOW DOES TELEPHONE VOTING WORK?

A: To vote by telephone, please read and follow the instructions on your enclosed proxy card(s).

Q:       I PLAN TO VOTE THROUGH THE INTERNET. HOW DOES INTERNET VOTING WORK?

A: To vote through the internet, please read and follow the instructions on your enclosed proxy card(s).

Q:       WHOM SHOULD I CALL WITH QUESTIONS?

A: Please call Deutsche Asset Management Service Center at 1-800-730-1313 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

Q:       WHY AM I RECEIVING PROXY INFORMATION ON FUNDS THAT I DO NOT OWN?

A: Since shareholders of all of the Trust's series are being asked to approve certain of the same proposals, most of the information that must be included in a proxy statement for your fund needs to be included in a proxy statement for the other funds as well. Therefore, in order to save money and to promote efficiency, one proxy statement has been prepared for the Trust's series.

-----------------------------------------------------------------------------
The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.
-----------------------------------------------------------------------------

                       DEUTSCHE ASSET MANAGEMENT VIT FUNDS

                              Equity 500 Index Fund
                             EAFE Equity Index Fund
                              Small Cap Index Fund

                                One South Street
                            Baltimore, Maryland 21202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            To Be Held July 30, 2002

     A special meeting of shareholders of Deutsche Asset Management VIT Funds (the "Trust") will be held at the offices of Deutsche Asset Management ("DeAM"), One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at
                                                                            ----
[a.m.] (Eastern time) (the "Special Meeting"). The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. The Trust is comprised of the above three series (each, a "Fund," and collectively, the "Funds") and several other funds which are not operational and, therefore, are not addressed in the accompanying Joint Proxy Statement.

     The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

     PROPOSAL I:                To approve a new investment advisory agreement
     ----------                 (each, a "New Advisory Agreement" and
                                collectively, the "New Advisory Agreements") between each Fund and Deutsche Asset
                                Management Inc. ("DeAM, Inc.").

     PROPOSAL II:               To elect eleven Trustees of the Trust to hold
     -----------                office until theirrespective successors have
                                been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special
                                Meeting or, in the event of an
                                adjournment or adjournments of the
                                Special Meeting, such later date as
                                shareholder approval is obtained.

     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof. Shares of the Funds ("Shares") have been purchased at your direction by your insurance company (the "Insurance Company") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "variable contract"). Your Insurance Company, as the legal owner of the Shares, has been asked to approve the Proposals. You, as an owner of a variable contract with benefits based on the performance of one or more Funds ("Contract Owner"), are being asked by your Insurance Company for instructions as to how to vote the shares of the Funds that are attributable to your variable contract. The separate accounts will vote all their Shares in the same proportion as the voting instructions actually received from Contract Owners. The enclosed proxy card will serve as the voting instruction form (the "proxy") by which the Contract Owner instructs the voting of the Shares attributable to his or her variable contract.

     The New Advisory Agreements described in Proposal I will cover substantially similar provisions and do not differ in substance from the current advisory agreements pursuant to which services are provided to the Funds, except for the dates of execution, effectiveness and initial term, and except that, under the New Advisory Agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the Trust, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the Trust.

     The close of business on May 20, 2002 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting. Contract Owners of record on May 20, 2002 have the right to instruct their Insurance Companies how to vote the Shares that are attributable to their variable contracts. You are cordially invited to attend the Special Meeting.

     The Board of Trustees of the Trust unanimously recommends that shareholders vote FOR the Proposal I and FOR the election of each nominee to the Board of Trustees of the Trust.

     This notice and related proxy material are first being mailed to
shareholders of the Funds on or about            , 2002. This proxy is being
                                      -------- --
solicited on behalf of the Board of Trustees of the Trust.

                                       By Order of the Board of Trustees,


                                       Daniel O. Hirsch, Secretary

New York, New York
           , 2002
-------- --

--------------------------------------------------------------------------------
    WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE,
         DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN
             THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION
               OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE
                  OR THROUGH THE INTERNET). NO POSTAGE NEED BE
                       AFFIXED IF THE PROXY CARD IS MAILED
                              IN THE UNITED STATES.
--------------------------------------------------------------------------------

     IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT
                          AT 1-800-     -       .
-------------------------          ----- -------

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

          Please indicate your voting instructions on each enclosed proxy card, sign and date the card(s) and return it or them in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted "FOR" the approval of a new investment advisory agreement with Deutsche Asset Management, Inc.; "FOR" the nominees for Trustee named in the attached Proxy Statement; and, in the discretion of the persons appointed as proxies, either "FOR" or "AGAINST" any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, via the internet or telephone in accordance with the instructions that appear on your proxy card(s).

          To vote via the internet, please access
[https://vote.proxy-direct.com] on the World Wide Web and follow the on-screen instructions.

          You may also call 1-800-   -     and vote by telephone.
                                  --- ----

          If we do not receive your completed proxy card(s) after several weeks, our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust and the Funds involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                         Registration                              Valid Signature
                         ------------                              ---------------
Corporate Accounts
   (1) ABC Corp...........................................   ABC Corp.
                                                             John Doe, Treasurer
   (2) ABC Corp...........................................   John Doe, Treasurer
   (3) ABC Corp. c/o John Doe, Treasurer..................   John Doe
   (4) ABC Corp. Profit Sharing Plan......................   John Doe, Trustee

Partnership Accounts
   (1) The XYZ Partnership................................   Jane B. Smith, Partner
   (2) Smith and Jones, Limited Partnership...............   Jane B. Smith, General Partner

Trust Accounts
   (1) ABC Trust Account..................................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee u/t/d 12/28/78................   Jane B. Doe

Custodial or Estate Accounts
   (1) John B. Smith, Cust. f/b/o John B. Smith Jr.
       UGMA/UTMA..........................................   John B. Smith
   (2) Estate of John B. Smith............................   John B. Smith, Jr., Executor

                       Deutsche Asset Management VIT Funds

                              Equity 500 Index Fund
                             EAFE Equity Index Fund
                              Small Cap Index Fund

                                One South Street
                            Baltimore, Maryland 21202

             PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                  JULY 30, 2002

          This joint proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Trustees of Deutsche Asset Management VIT Funds (the "Trust") with respect to the above three series (each, a "Fund" and collectively, the "Funds"). The proxies sought are to be used at the special meeting of the Trust to be held at the offices of Deutsche Asset Management ("DeAM"), One South Street, 30th Floor, Baltimore, Maryland
21202 on July 30, 2002 at       [a.m.] (Eastern time) and at any adjournments
                          -----
thereof (the "Special Meeting"). This Proxy Statement and accompanying proxy
card(s) are expected to be mailed to shareholders on or about            , 2002.
                                                              -------- --

          Shares of the Funds ("Shares") have been purchased at your direction by your insurance company (the "Insurance Company") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "variable contract"). Your Company, as the legal owner of the Shares, has been asked to approve the Proposals. You, as an owner of a variable contract with benefits based on the performance of one or more Funds ("Contract Owner"), are being asked by your Insurance Company for instructions as to how to vote the Shares that are attributable to your variable contract.

          For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the Fund.

          Each of the Funds is comprised of two classes of shares, each with its own expense structure. However, since the proposals presented in this Proxy Statement uniformly affect each class, shareholders of each class may vote on all the proposals, and each vote regardless of its class has equal weight.

          The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

     PROPOSAL I:    To approve a new investment advisory agreement (each, a "New
     ----------     Advisory Agreement" and collectively, the "New Advisory
                    Agreements") between each Fund and Deutsche Asset
                    Management, Inc. ("DeAM, Inc.").

     PROPOSAL II:   To elect eleven Trustees of the Trust to hold office until
     -----------    their respective successors have been duly elected and
                    qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special
                    Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

          The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof. The Contract Owners shall instruct the Insurance Companies how to vote the shares held by the separate accounts in which the Contract Owners have an interest. The Insurance Companies, then, will vote all of the Funds' shares in accordance with instructions received from the Contract Owners. The Insurance Companies intend to vote all shares for which no timely instructions are received in proportion to the instructions that are received from the other Contract Owners. Proxy cards that are properly executed and returned but that have no voting designation with respect to the Proposals will be voted "FOR" the Proposal. Each full share is entitled to one vote, and any fractional share is entitled to a fractional vote. Only Fund shareholders as of the Record Date (as defined below) will be entitled to notice of and to vote at the Special Meeting. The number of votes for which a Contract Owner is entitled to provide voting instructions is set forth on the enclosed proxy card(s).

          The Funds' shareholders are to consider the approval of a New Advisory Agreement between DeAM, Inc., the current investment advisor for the Funds, and each Fund.

          The shareholders of the Trust are also to consider the election of Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth (the "Trustee Nominees") as Trustees of the Trust. All Trustee Nominees currently serve as Trustees of various other investment companies within the Deutsche Asset Management family of funds.

                               VOTING INFORMATION

          Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the internet or in person by officers or employees of the Funds and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, (c) payment to Georgeson Shareholder Communications, Inc., a proxy solicitation firm, for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc. at an estimated total cost of $_____. However the exact cost will depend on the amount and types of services rendered. If the Funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

          The most recent Annual Report of each Fund containing audited financial statements for the fiscal year ended December 31, 2001 as well as the most recent Semi-Annual Report succeeding the Annual Report, if any, of each Fund (each, a "Report"), have previously been furnished to the Funds' respective shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800-730-1313.

          If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of a Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Trust's secretary (the "Secretary"). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

          In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. A shareholder vote may be taken on one of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for the Trust, a majority of the outstanding shares of the Trust entitled to vote at the Special Meeting.

          Shareholders of record at the close of business on May 20, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. Contract Owners of record on May 20, 2002 have the right to instruct their Insurance Companies how to vote the Shares that are attributable to their variable contracts. The number of shares of each class of each Fund that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

          This Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own shares of more than one Fund, the combined statement may avoid burdening shareholders with more than one Proxy Statement. To the extent information relating to common ownership is available to the Funds, a contract owner with an interest in two or more of the Funds will receive a package containing a Proxy Statement and Proxies for the Funds in which such person has an interest. If the information relating to common ownership is not available to the Funds, a contract owner with an interest in two or more Funds may receive two or more packages each containing a Proxy Statement and a Proxy for each Fund. It is essential that shareholders complete, date, sign and return each enclosed Proxy (unless a shareholder is voting by telephone or through the internet).

          In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the internet):

          .    indicate your instructions on the Proxy (or Proxies);
          .    date and sign the Proxy (or Proxies); and
          .    mail the Proxy (or Proxies) promptly in the enclosed envelope.

Instructions for voting by telephone or through the internet are included in the attachment to the Notice of Special Meeting of Shareholders and on the Proxy (or Proxies) enclosed with this Proxy Statement.

Ownership of Shares of the Funds

          Exhibit B to this Proxy Statement sets forth information as of the Record Date regarding the ownership of the Funds' shares by the only persons known by each Fund to own more than five percent of the outstanding shares of the Fund. The type of ownership of each person listed in Exhibit B is record ownership. Because all shares of the Funds are owned of record by variable contracts as of the Record Date, the Trustees and executive officers of the Trust own none of each Fund's outstanding shares.

Additional Information

          On April 5, 2002, Deutsche Bank, A. G. ("Deutshe Bank") acquired 100% of U.S.-based asset manager Zurich Scudder Investments ("Scudder") (the "Transaction"). The combined organization is the fourth largest asset manager in the world, with approximately $900 billion in assets under management. The Transaction is anticipated to provide greater breadth and geographic reach to the asset management services presently provided by the asset management entities of Deutsche Bank by making available additional investment expertise more effectively leveraged globally through a stronger investment platform in which research is fundamentally integrated with portfolio management. Because of the increased size and scope of DeAM after the Transaction, DeAM will seek to attract and retain talented people by providing a challenging work environment, competitive compensation and reward systems and professional development opportunities. Management intends to build a culture of teamwork, commitment, performance and mutual respect.

                                   PROPOSAL I

                       Approval Of New ADVISORY Agreements

     The New Advisory Agreements will cover substantially similar provisions and do not differ in substance from the Current Advisory Agreements pursuant to which services are provided to the Funds except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the Trust. See "Differences Between the Current and New Advisory Agreements."

The Advisory Agreements

          The Current Advisory Agreements. DeAM, Inc. serves as investment advisor to each of the Funds pursuant to the terms of an investment advisory agreement (the "Current Advisory Agreements"). The Current Advisory Agreements were initially approved by the Board the Trust, including a majority of those Board members of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust or DeAM, Inc. (the "Independent Trustees").

          Exhibit C to this Proxy Statement lists: (i) the date of each Current Advisory Agreement and (ii) the most recent date on which each Current Advisory Agreement was approved by the Fund's Trustees, including a majority of the Independent Trustees of the Fund, and the Fund's shareholders.

          The New Advisory Agreements. The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit D. A description of the New Advisory Agreements is set forth below and is qualified in its entirety by reference to Exhibit D. If shareholders approve the New Advisory Agreements, each of the agreements will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act; see "Vote Required" below) of each Fund, or by the Board of Trustees and, in either event, the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose. The terms and conditions -- including the services to be provided and the fees to be paid therefor -- of the New Advisory Agreements cover substantially similar provisions and do not differ in substance from the Current Advisory Agreements except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the Trust.

          Differences Between the Current and New Advisory Agreements. As stated above, the terms of the New Advisory Agreement for each Fund cover substantially similar provisions and do not differ in substance from the corresponding Current Advisory Agreement, except that, to the extent permissible by law and subject to further Board approval, DeAM, Inc. would be authorized under each New Advisory Agreement to appoint certain of its affiliates as sub-advisors to perform certain of DeAM, Inc.'s duties. In such cases, DeAM, Inc. would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid by DeAM, Inc. to any such affiliated sub-advisors. These affiliated sub-advisors must be entities that DeAM, Inc. controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Independent Trustees and the full Board of the Trust. Shareholders of a Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the Independent Trustees. The advisory fee rates paid by the Funds would not increase as a result of any such action; all fees paid to a sub-advisor will continue to be the responsibility of DeAM, Inc. DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

          In addition, the New Advisory Agreements will differ from the Current Advisory Agreements in that there will not be an indemnification provision in the New Advisory Agreements under which DeAM, Inc. could seek indemnification from the Trust. With the acquisition of Scudder, DeAM, Inc. has become a substantially larger manager of investment company assets. It believes that, at least for purposes of the indemnification provision, it is desirable for all the investment companies under its management to have substantially similar investment advisory contracts. The funds historically managed by Scudder have recently approved new advisory agreements which are substantially similar to the proposed New Advisory Agreements, except that these newly approved agreements did not and do not provide for indemnification for the investment manager. Accordingly, DeAM, Inc. informed the Board of the Funds that it would not seek such provision in the New Advisory Agreements. DeAM, Inc. assured the Board that the nature and quality of management historically rendered by it would be unchanged notwithstanding the deletion of the indemnification provision.

          Under the terms of the New Advisory Agreements, DeAM, Inc. agrees to provide the Funds with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising a Fund's assets. Subject to the supervision and control of the Board of Trustees, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, (b) the provisions of the Funds' registration statements, (c) the provisions of the Trust's Declaration of Trust, and (d) any other applicable provisions of state and federal law.

          Under the terms of the New Advisory Agreements, DeAM, Inc. agrees to
(a) seek to replicate as closely as possible the performance of the benchmark index, before the deduction of Fund expenses; (b) supervise and manage all aspects of a Fund's operations, except for distribution services; (c) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund; (d) provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services for the Trust's principal office; (e) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or a particular Fund; (f) for each Fund, determine which issuers and securities will be represented in the portfolio and regularly report thereon to the Trust's Board of Trustees; and (g) take all actions necessary to carry into effect a Fund's purchase and sale programs.

          The investment advisory fee rate proposed to be charged to the Funds under the New Advisory Agreements is the same as the investment advisory fee rate charged under the Current Advisory Agreements.

          The advisory fee rate paid to DeAM, Inc. under the Current Advisory Agreements and the advisory fee paid by the applicable Fund for the most recent fiscal year is set forth in Exhibit E to this Proxy Statement.

          Generally. If approved, the New Advisory Agreements, as applicable, will each remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Board of Trustees or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. Like the Current Advisory Agreements, the New Advisory Agreements will terminate upon assignment by any party and are terminable, without penalty, on 60 days' written notice by the Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 90 days' written notice by DeAM, Inc.

          The services of DeAM, Inc. are not deemed to be exclusive and nothing in the Current Advisory Agreements or the New Advisory Agreements prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreements. The Funds bear certain other expenses including the fees of the Board. The Funds also pay any extraordinary expenses incurred.

          Under the New Advisory Agreements, DeAM, Inc. will exercise its best judgment in rendering its advisory services. DeAM, Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the New Advisory Agreements relate, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the Funds or to its shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of DeAM, Inc.'s reckless disregard of its obligations and duties under the New Advisory Agreements.

          As investment advisor, DeAM, Inc. will allocate and place all orders for portfolio transactions of each Fund's securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAM, Inc. may place such orders with brokers and dealers who provide market, statistical and other research information to the Funds or DeAM, Inc. DeAM, Inc. is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. When it can be done consistently with the policy of obtaining the most favorable net result, in selecting brokers and dealers with which to place portfolio transactions for the Funds, DeAM, Inc. may consider its affiliates and also firms that sell shares of mutual funds advised by DeAM, Inc. or recommend the purchase of such funds.

Management of the Funds

          The Advisor. Under the supervision of the Board, DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Fund. As investment advisor, DeAM, Inc. makes each Fund's investment decisions. It buys and sells securities for each Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. In addition to providing investment advisory services to the Funds, DeAM, Inc. serves as investment advisor to ___ other investment companies and investment sub-advisor to 53 other investment companies. See Exhibit F to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises or subadvises that have investment objectives similar to those of the Funds, together with information regarding the fees charged to those companies. As of March 31, 2002, DeAM, Inc. had approximately $97 billion of assets under management. DeAM, Inc., is an indirect wholly-owned subsidiary of Deutsche Bank.

          The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit G to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc., is 280 Park Avenue, New York, New York 10017.

          Administrator, Transfer Agent and Custodian. PFPC Inc. ("PFPC") serves as administrator and transfer agent, and Deutsche Bank Trust Company Americas (formerly Bankers Trust

Company) ("DB Trust Company") serves as custodian, of each Fund. It is expected that these services will continue to be provided by the same service providers after approval of the New Advisory Agreements. (Exhibit E to this Proxy Statement sets forth the fees paid to DB Trust Company by the Funds for its services for the most recently completed fiscal year.)

          Deutsche Bank. Deutsche Bank is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management, which as of April , 2002 had more than $[___] -- billion in assets under management. Deutsche Asset Management acts as investment manager to [__] U.S. open and closed-end investment companies, which in the aggregate had approximately $[___] billion of assets under management as of April , 2002. --

          Trustees and Officers. Biographical information about the Trustee Nominees and the executive officers is provided under Proposal II in this Proxy Statement. Certain other information about the Trustee Nominees is provided in Exhibit H to this Proxy Statement.

Recommendation of the Board

                                    [TO COME]

          Therefore, after careful consideration, the Board of Trustees, including the Independent Trustees, recommend that the respective shareholders of the Funds vote "FOR" the approval of the New Advisory Agreements as set forth in this Proposal.

          If the New Advisory Agreements are approved by the shareholders, each agreement will remain in effect as described above. If any New Advisory Agreement is not approved by the shareholders, the Current Advisory Agreement will continue in effect, subject to any requisite approval(s) of the Board of Trustees or its respective shareholders, and the Board of Trustees will consider what other action is appropriate based upon the interests of the shareholders.

                                   PROPOSAL II

                  ELECTION OF NOMINEES TO THE BOARD OF TRUSTEES
                                  OF THE TRUST

          It is proposed that eleven Trustee Nominees are to be elected to comprise the entire Board of Trustees of the Trust at the Special Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Independent Trustee Nominees were recently selected by a Nominating Committee of the Board comprised entirely of the Independent Trustees of the Board and nominated by the full Board at a meetings held on April 11, 2002. If elected, the terms of the eleven Trustee Nominees will begin on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained, upon their respective acceptances of their election in writing (the "Effective Date"); until that time, the current Board members will continue their terms. It is anticipated that Messrs. Robert R. Coby, Desmond G. Fitzgerald, James S. Pasman, Jr., Edward C. Schmults, William Small and Werner Warbrol, each a current member of the Board of Trustees, will resign effective the Effective Date if Proposal II is approved by the shareholders of the Trust. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Independent Trustee Nominee of the Trust will serve as an officer of the Trust. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other (persons) as the Board of Trustees may recommend.

          The nomination of these persons to serve as the Board of Trustees of the Trust reflects an overall plan to coordinate and enhance the efficiency of the governance of the Trust and of certain other investment companies that are managed, advised [or sub-advised or administered] by DeAM (along with certain other investment management companies managed, advised or administered by Investment Company Capital Corporation ("ICCC")) (the "DeAM Funds"). ICCC is also an indirect wholly owned subsidiary of Deutsche Bank. The proposal concerning the size and composition of the Board of Trustees was suggested to the Board by DeAM and reviewed by the current Independent Trustees of the Board. Each Independent Trustee Nominee already serves as an independent board member for one or more other DeAM Funds and understands the operations of the fund complex.

          DeAM recommended, and the Board agreed, that the Trust should be governed by a larger Board of Trustees composed of the same members as are expected to govern certain other DeAM Funds. Presently, the Board membership of the Trust and the board membership of the other DeAM Funds are not identical. Six persons currently serve on the Board of Trustees of the Trust, and between ___ and ___ persons currently serve on the boards of the other DeAM Funds. If shareholders elect each of the Trustee Nominees, the existing Trustees will be replaced by certain of the board members of the other DeAM Funds.

          Although the election of the Trustee Nominees is not in any way conditioned on similar action being taken by other funds, it is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds' boards is ultimately identically comprised.

          On June 4, 1999, Bankers Trust Company, the parent company of ICCC at that time, merged with Deutsche Bank. This merger and subsequent change in control of ICCC required compliance with Section 15(f) of the 1940 Act. At that time, pursuant to Section 15(f), the Board declared its intention that at least 75% of its members would be disinterested persons within the contemplation of
Section 15(f) and would remain disinterested persons for at least three years after the merger. The Board has complied with this provision and will continue to be in compliance if this Proposal to elect trustees is approved.


          The following information is provided for each Trustee Nominee and executive officer of the Trust as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee Nominee who is an Independent Trustee Nominee. Information for the

Interested Trustee Nominee follows. The Interested Trustee Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with Deutsche Asset Management. The mailing address for the Trustee Nominees and the executive officers with respect to Trust operations is One South Street, Baltimore, Maryland 21202.

              INFORMATION CONCERNING TRUSTEE NOMINEES AND OFFICERS

                                                                                  Number of
                                                                                  Portfolios in
                                                                                  Fund
                   Position    Term of                                            Complex
                   with the    Office/1/ and                                      Overseen by
                   Trust and   Length of                                          Trustee or      Other Directorships
Name and Birth     each        Time            Principal Occupation(s)            Nominee for     Held by Trustee or
Date               Portfolio   Served          During Past 5 Years                Trustee         Nominee for Trustee
Independent
Trustee Nominees
----------------

Richard R. Burt    Trustee     N/A             Chairman, IEP Advisors, Inc.            71         Member of the Board,
2/3/47             Nominee                     (July 1998 to present); Chairman                   Archer Daniels Midland
                                               of the Board, Weirton Steel                        Company (agribusiness
                                               Corporation (April 1996 to                         operations) (October 1996
                                               present); Formerly, Partner,                       to present), Hollinger
                                               McKinsey & Company (consulting)                    International, Inc.
                                               (1991-1994) and U.S. Chief                         (publishing) (1995 to
                                               Negotiator in Strategic Arms                       present), Homestake
                                               Reduction Talks (START) with                       Mining (mining and
                                               former Soviet Union and U.S.                       exploration) (1998 to
                                               Ambassador to the Federal                          February 2001), HCL
                                               Republic of Germany (1985-1991).                   Technologies
                                                                                                  (information technology)
                                                                                                  (April 1999 to present),
                                                                                                  Anchor Gaming (gaming
                                                                                                  software and equipment)
                                                                                                  (March 1999 to present);
                                                                                                  Director, UBS Mutual
                                                                                                  Funds (formerly known
                                                                                                  as Brinson and Mitchell
                                                                                                  Hutchins families of
                                                                                                  funds) (registered
                                                                                                  investment companies)
                                                                                                  (1995 to present);
                                                                                                  and Member, Textron
                                                                                                  Corporation International
                                                                                                  Advisory Council
                                                                                                  (July 1996 to present);
                                                                                                  Director [or trustee]
                                                                                                  of [25] investment
                                                                                                  companies managed,
                                                                                                  advised or administered
                                                                                                  by ICCC or
                                                                                                  its affiliates.

----------

/1/ Each Trustee and Officer serve until his or her respective successor has been duly elected and qualified.

                                                                                    Number of
                                                                                    Portfolios in
                                                                                    Fund
                     Position    Term of                                            Complex
                     with the    Office/1/ and                                      Overseen by
                     Trust and   Length of                                          Trustee or      Other Directorships
Name and Birth       each        Time            Principal Occupation(s)            Nominee for     Held by Trustee or
Date                 Portfolio   Served          During Past 5 Years                Trustee         Nominee for Trustee
S. Leland Dill       Trustee     N/A             Retired (since 1986); formerly          71         Trustee, Phoenix Zweig
3/28/30              Nominee                     Partner, KPMG Peat Marwick (June                   Series Trust (since
                                                 1956-June 1986); General                           September 1989); Trustee,
                                                 Partner, Pemco (June 1979-June                     Phoenix Euclid Market
                                                 1986).                                             Neutral Fund (since May
                                                                                                    1998); Director, Vintners
                                                                                                    International Company
                                                                                                    Inc. (June 1989-May
                                                                                                    1992); Director, Coutts
                                                                                                    (USA) International
                                                                                                    (January 1992-March
                                                                                                    2000); Director, Coutts
                                                                                                    Trust Holdings Ltd.,
                                                                                                    Director Coutts Group
                                                                                                    (March 1991-March 1999).

Martin J. Gruber     Trustee     N/A             Nomura Professor of Finance,            71         Trustee, CREF (since
7/15/37              Nominee                     Leonard N. Stern School of                         2000); Director, S.G.
                                                 Business, New York University                      Cowen Mutual Funds (1985
                                                 (since 1964).                                      to 2001); Director, Japan
                                                                                                    Equity Fund, Inc. (since
                                                                                                    1992); Director, Thai
                                                                                                    Capital Fund, Inc. (since
                                                                                                    2000); Director,
                                                                                                    Singapore Fund, Inc.
                                                                                                    (since 2000)

Richard J. Herring   Trustee     N/A             Jacob Safra Professor of                71                    N/A
2/18/46              Nominee                     International Banking and
                                                 Professor, Finance
                                                 Department, The Wharton
                                                 School, University of
                                                 Pennsylvania (since
                                                 1972); Director, Lauder
                                                 Institute of
                                                 International Management
                                                 Studies (since 2000);
                                                 Co-Director, Wharton
                                                 Financial Institutions
                                                 Center (since 2000).

Joseph R. Hardiman   Trustee     N/A             Private Equity Investor and             71         Director, Wit Capital
5/27/37              Nominee                     Capital Markets Consultant;                        Group (registered
                                                 President and Chief Executive                      broker-dealer), Corvis
                                                 Officer, The National                              Corporation (optical
                                                 Association of Securities                          networks), Brown
                                                 Dealers, Inc. and The NASDAQ                       Investment Advisory &
                                                 Stock Market, Inc., 1987-1997;                     Trust Company

                                                                                      Number of
                                                                                      Portfolios in
                                                                                      Fund
                       Position    Term of                                            Complex
                       with the    Office/1/ and                                      Overseen by
                       Trust and   Length of                                          Trustee or      Other Directorships
Name and Birth         each        Time            Principal Occupation(s)            Nominee for     Held by Trustee or
Date                   Portfolio   Served          During Past 5 Years                Trustee         Nominee for Trustee
                                                   Chief Operating Officer of Alex.                   (investment
                                                   Brown & Sons Incorporated (now                     advisor), The Nevis Fund
                                                   Deutsche Banc Alex. Brown Inc.),                   (registered investment
                                                   1985-1987; General Partner,                        company), and ISI Family
                                                   Alex. Brown & Sons Incorporated                    of Funds (registered
                                                   (now Deutsche Banc Alex. Brown                     investment companies).
                                                   Inc.), 1976-1985.                                  Formerly, Director,
                                                                                                      Circon Corp. (medical
                                                                                                      instruments), November
                                                                                                      1998-January 1999.

Graham E. Jones        Trustee     N/A             Senior Vice President, BGK              71         Trustee, 8 open-end
1/31/33                Nominee                     Realty Inc. (since 1995).                          mutual funds managed by
                                                                                                      Weiss,Peck & Greer
                                                                                                      (since 1995); Trustee of
                                                                                                      22 open-end mutual funds
                                                                                                      managed by Sun Capital
                                                                                                      Advisers, Inc. (since
                                                                                                      1998).

Rebecca W. Rimel       Trustee     N/A             President and Chief Executive           71         Formerly, Director, ISI
4/10/51                Nominee                     Officer, The Pew Charitable                        Family of Funds
                                                   Trusts (charitable                                 (registered  investment
                                                   foundation)(1994 to                                companies) (1997-1999).
                                                   present) and Director
                                                   and Executive Vice
                                                   President, The Glenmede
                                                   Trust Company (investment
                                                   trust and wealth
                                                   management) (1994 to
                                                   present). Formerly,
                                                   Executive Director, The
                                                   Pew Charitable Trusts
                                                   (1988-1994).

Philip Saunders, Jr.   Trustee     N/A             Principal, Philip Saunders              71                   N/A
10/11/35               Nominee                     Associates (Economic and
                                                   Financial Consulting)
                                                   (since 1998); former
                                                   Director, Financial
                                                   Industry Consulting, Wolf
                                                   & Company (1987-1988);
                                                   President, John Hancock
                                                   Home Mortgage Corporation
                                                   (1984-1986); Senior Vice
                                                   President of Treasury and
                                                   Financial Services, John
                                                   Hancock Mutual Life
                                                   Insurance Company, Inc.
                                                   (1982-1986).

                                                                                     Number of
                                                                                     Portfolios in
                                                                                     Fund
                      Position    Term of                                            Complex
                      with the    Office/1/ and                                      Overseen by
                      Trust and   Length of                                          Trustee or      Other Directorships
Name and Birth        each        Time            Principal Occupation(s)            Nominee for     Held by Trustee or
Date                  Portfolio   Served          During Past 5 Years                Trustee         Nominee for Trustee
William N. Searcy     Trustee     N/A             Pension & Savings Trust Officer,        71         Trustee of 22 open-end
9/03/46               Nominee                     Sprint Corporation                                 mutual funds managed by
                                                  (telecommunications) (since                        Sun Capital Advisers,
                                                  1989).                                             Inc. (since 1998).

Robert H.             Trustee     N/A             President, Robert H. Wadsworth          71         Director, The Germany
Wadsworth             Nominee                     Associates, Inc. (consulting                       Fund Inc. (1986 to
1/29/40                                           firm) (1982 to present);                           present), The New Germany
                                                  President and Trustee, Trust for                   Fund, Inc. (1992 to
                                                  Investment Managers (registered                    present) and Central
                                                  investment company) (1999 to                       European Equity Fund,
                                                  present).  Formerly President,                     Inc. (1986 to present)
                                                  Investment Company
                                                  Administration, L.L.C.
                                                  (1992*-July 2001); President,
                                                  Treasurer and Director, First
                                                  Fund Distributors, Inc.
                                                  (1990-January 2002); Vice
                                                  President, Professionally
                                                  Managed Portfolios and Advisors
                                                  Series Trust (registered
                                                  investment companies) and
                                                  President, Guinness Flight
                                                  Investment Funds, Inc.
                                                  (registered investment
                                                  companies).

                                                  * Inception date of the
                                                  corporation which was the
                                                  predecessor to the LLC.
Interested Trustee
Nominee
------------------

Richard T. Hale /2/   Trustee     N/A             Managing Director, Deutsche Bank                   Director, Deutsche Global
7/17/45               Nominee                     Securities, Inc. (formerly Deutsche     71         Funds, Ltd. (2000 to
                                                  Banc Alex. Brown Inc.) and Deutsche                      present); Director, CABEI
                                                  Asset Management Americas (1999                    Fund (2000 to present);
                                                  to present); Director and                          Director, North American
                                                  President, Investment Company                      Income Fund (2000 to
                                                  Capital                                            present); Formerly,

----------
/2/  Mr. Hale is a trustee who is an "interested person" within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

                                                                                  Number of
                                                                                  Portfolios in
                                                                                  Fund
                   Position    Term of                                            Complex
                   with the    Office/1/ and                                      Overseen by
                   Trust and   Length of                                          Trustee or       Other Directorships
Name and Birth     each        Time            Principal Occupation(s)            Nominee for      Held by Trustee or
Date               Portfolio   Served          During Past 5 Years                Trustee          Nominee for Trustee
                                               Corp. (registered                                   Director, ISI Family of
                                               investment advisor) (1996 to                        Funds.
                                               present).  Director/Trustee and
                                               President, Deutsche Asset
                                               Management Mutual Funds (1989 to
                                               present); Vice President,
                                               Deutsche Asset Management, Inc.
                                               (2000 to present).  Chartered
                                               Financial Analyst.

Officers
--------

Richard T. Hale    President      Since        See information provided under
                                               Interested Trustee Nominee.
                                  -----

Daniel O. Hirsch   Vice           Since        Director, Deutsche Asset           N/A                       N/A
3/27/54            President/                  Management (1999 to present).
                   Secretary      -----        Formerly, Principal, BT Alex.
                                               Brown Incorporated (Deutsche
                                               Banc Alex. Brown Inc.),
                                               1998-1999; Assistant General
                                               Counsel, United States
                                               Securities and Exchange
                                               Commission, 1993-1998.

Charles A. Rizzo   Treasurer      Since        Director, Deutsche Asset           N/A                       N/A
8/5/57                                         Management (April 2000 to
                                  -----        present); Certified Public
                                               Accountant; Certified Management
                                               Accountant.  Formerly, Vice
                                               President and Department Head,
                                               BT Alex. Brown Incorporated
                                               (Deutsche Banc Alex. Brown
                                               Inc.), 1998-1999; Senior
                                               Manager, Coopers & Lybrand
                                               L.L.P. (PricewaterhouseCoopers
                                               LLP), 1993-1998.

Amy Olmert         Assistant      Since        Director, Deutsche Asset           N/A                       N/A
5/14/63            Secretary                   Management (formerly BT. Alex.
                                  -----        Brown Inc.) (January 1999 to
                                               present); Certified Public
                                               Accountant (1989 to present).
                                               Formerly, Vice President, BT
                                               Alex. Brown Incorporated
                                               (Deutsche Banc Alex. Brown

                                                                              Number of
                                                                              Portfolios in
                                                                              Fund
                 Position    Term of                                          Complex
                 with the    Office/1/ and                                    Overseen by
                 Trust and   Length of                                        Trustee or      Other Directorships
Name and Birth   each        Time            Principal Occupation(s)          Nominee for     Held by Trustee or
Date             Portfolio   Served          During Past 5 Years              Trustee         Nominee for Trustee
                                             Inc.)
                                             (1997-1999); Senior Manager
                                             (1992-1997), Coopers & Lybrand
                                             L.L.P. (PricewaterhouseCoopers
                                             LLP).

           Ownership in Securities of DeAM, Inc. and Related Companies

          As reported to the Trust, Exhibit H to this Proxy Statement sets forth ownership by the Independent Trustee Nominees and their immediate family members of certain securities as of [December 31, 2001].

          The Board has established an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee, the Nominating Committee and the Valuation Committee of the Board are each composed of the [current Independent Trustees of the Board]. In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Funds. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Funds' internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to each Fund, its investment advisor and affiliates by the independent public accountants. The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee of the Board will consider Trustee nominees recommended by shareholders. The Valuation Committee considers and acts upon all questions relating to valuation of the securities in each Fund which may arise between meetings of the Board. The Board does not have compensation committees. During each Fund's most recent fiscal year, the Board held [four] meetings, the Audit
Committee of the Board held       meetings, the Nominating Committee of the
                            -----
Board held       meetings and the Valuation Committee of the Board held
           -----                                                        -----
meetings. [No Trustee attended less than 75% of the applicable meetings.] [If the Nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Funds.]

          Mr. Hale, if elected, will not be a member of the Audit Committee, the Nominating Committee [or the Valuation Committee].

Recommendation of the Board of Trustees

          The Board of Trustees believes that coordinated governance through a unified board structure will benefit the Trust and the Funds.

          In its deliberations, the Board of Trustees considered various matters related to the management and long-term welfare of the Trust and the Funds. The Board considered, among other factors, that coordinated governance within the DeAM Fund complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Trust, the Funds and the other DeAM Funds, and that this will help avoid costs, confusion and complexity resulting from different or conflicting decisions. The Board also considered that operating with a unified group board eliminates the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. In addition, the Board considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the complex which can be expected to make the governance process more efficient. DeAM, Inc. expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management to use time more efficiently. There may also be cost savings in avoiding duplication of effort involved in the preparation and conduct of board meetings.

          The Board also considered that a unified group board structure benefits the Trust and the Funds by creating an experienced group of Board members who understand the operations of the DeAM, Inc. Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds.

          The Board gave considerable weight to its expectation that the Trust and the Funds will benefit from the diversity and experience of the Trustee Nominees that would be included in the expanded Board and from the experience that each Trustee Nominee will gain by serving on the boards of a diverse group of funds. The Board also considered, in light of the Transaction (see "Additional Information"), the importance of greater breadth and depth of expertise on the Board. The Trustee Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Board. Ten of the eleven nominees, if elected, would be Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Trust and management. They also comprise the Board's Audit and Nominating Committees.

          Therefore, after careful consideration, the Board, including the Independent Trustees of the Board, recommends that the respective shareholders of the Funds vote "FOR" the election of the Trustee Nominees as set forth in this Proposal.

          If the Trustee Nominees are elected by the shareholders, each Trustee Nominee will serve, effective the Effective Date, until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. If the Trustee Nominees are not elected, the Board will consider what action is appropriate based upon the interests of the Trust's shareholders.

                   INFORMATION CONCERNING INDEPENDENT AUDITORS

          The Funds' financial statements for their most recent fiscal years were audited by Ernst & Young LLP ("E&Y"), independent auditors. In addition, E&Y prepares the Funds' federal and state annual income tax returns and provides certain non-audit services to the Trust and the Funds. During the Board's most recent consideration of the selection of auditors for each Fund, the Board considered whether the provision of non-audit services to the Trust and the Funds was compatible with maintaining E&Y's independence. The Board of Trustees of the Trust has selected E&Y as the independent auditors for each Fund for its respective fiscal year ending 2002. E&Y has been the independent auditors for
the Funds since               . E&Y has informed the Trust that it has no
                --------- ----
material direct or indirect financial interest in the Trust.

          Representatives of E&Y are not expected to be present at the Special Meeting [but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence].

          Audit Fees. The aggregate fees billed by E&Y for professional services rendered for the audit of the Funds' annual financial statements for the most recent fiscal year and the review of the financial statements included in the
Funds' reports to shareholders are $      .
                                    ------

          Financial Information Systems Design and Implementation Fees. [There were no fees billed by E&Y for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Trust, the Funds, DeAM, Inc. or entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Trust or the Funds.]

          All Other Fees. There were $         in fees billed by E&Y for the
                                      --------
most recent fiscal year for other services provided to the Trust, the Funds and DeAM, Inc. and entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Trust or the Funds.

                                  VOTE REQUIRED

          Approval of Proposal I with respect to the Funds' New Advisory Agreements requires the affirmative vote of a "majority" of the outstanding shares of the Funds. "Majority" (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Funds present at the special meeting, if the holders of more than 50% of the outstanding shares of the Funds are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Funds. Because abstentions are treated as shares present but not voting, any abstentions will have the effect of votes against Proposal I, which require the approval of a specified percentage of the outstanding shares of a Fund.

          Approval of Proposal II requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of the Funds voting collectively. Because abstentions are not treated as shares voted, abstentions will have no impact on Proposal II.

          All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon. Proxies, if properly executed, received prior to the Special Meeting on which no vote is indicated will be voted "for" the Proposals.

          Each Contract Owner has the right to direct the votes of that number of Shares determined by multiplying the total number of Shares outstanding on the Record Date by a fraction, the numerator of which is the number of units held for such Contract Owner in a Fund and the denominator of which is the total number of units of the Fund outstanding on the Record Date. Units reflect the Contract Owner's participation in the variable contracts, while Shares reflect an Insurance Company's ownership interest in the Fund. The value of units is based on the net asset value of the underlying Fund adjusted for separate account fees. If proper instructions are not timely received from a Contract Owner, the Shares with respect to which the Contract Owner has the right to direct votes will be voted by their Insurance Company in the same proportion as those Shares for which proper instructions were received from other Contract Owners. In addition, an Insurance Company will vote the Shares for which they have voting rights in the same proportion as those Shares for which they have received proper instructions. Holders of record of the Shares of the Fund at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to one vote per Share on all business of the Special Meeting.

--------------------------------------------------------------------------------
THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS
   VOTE "FOR" APPROVAL OF PROPOSALS I AND II. ANY UNMARKED PROXIES WILL BE SO
                                     VOTED.
--------------------------------------------------------------------------------

          The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

          The Funds do not hold regular shareholders' meetings. Shareholders and Contract Owners wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

          Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                    SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

          Shareholders holding at least 10% of each Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board of Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

          IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT
                                            AT 1-800-   -    .
-------------------------------------------          --- ----

--------------------------------------------------------------------------------
  CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE FUNDS AND SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE special MEETING
   AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE
      ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, or follow the instructions for VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED
                                     PROXY.
--------------------------------------------------------------------------------

                                           By Order of the Board of Trustees,


                                           Daniel O. Hirsch, Secretary

           , 2002
-------- --

--------------------------------------------------------------------------------
 THE BOARD OF TRUSTEES OF THE TRUST HOPES THAT SHAREHOLDERS AND CONTRACT OWNERS
  WILL ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY IN THE ACCOMPANYING
  ENVELOPE (OR FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH THE
                        INTERNET ON THE ENCLOSED PROXY).
--------------------------------------------------------------------------------

                                                                       Exhibit A

--------------------------------------------------------------------------------
                      SHARES OUTSTANDING AS OF RECORD DATE
--------------------------------------------------------------------------------
              FUND                          NUMBER OF SHARES OUTSTANDING
--------------------------------------------------------------------------------
Equity 500 Index Fund -- Class A
--------------------------------------------------------------------------------
Equity 500 Index Fund -- Class B
--------------------------------------------------------------------------------
EAFE Equity Index Fund -- Class A
--------------------------------------------------------------------------------
EAFE Equity Index Fund -- Class B
--------------------------------------------------------------------------------
Small Cap Index Fund -- Class A
--------------------------------------------------------------------------------
Small Cap Index Fund -- Class B
--------------------------------------------------------------------------------

                                                                       Exhibit B

5% Shareholders

EQUITY 500 INDEX FUND:

Name and Address                 Shares Owned                Percent Ownership
----------------                 ------------                -----------------
                                                           of Outstanding Shares
                                                           ---------------------

EAFE EQUITY INDEX FUND:

Name and Address                 Shares Owned                Percent Ownership
----------------                 ------------                -----------------
                                                           of Outstanding Shares
                                                           ---------------------

SMALL CAP INDEX FUND:

Name and Address                 Shares Owned                Percent Ownership
----------------                 ------------                -----------------
                                                           of Outstanding Shares
                                                           ---------------------

                                                                       Exhibit C

---------------------------------------------------------
                                   Date Last Approved By
                                         the Fund's
---------------------------------------------------------
                Date of Current
    Fund           Advisory
(Fiscal Year)      Agreement      Trustees   Shareholders
---------------------------------------------------------
Equity 500
Index Fund
12/31
---------------------------------------------------------
EAFE Equity
Index Fund
12/31
---------------------------------------------------------
Small Cap
Index Fund
12/31
---------------------------------------------------------

                                                                       Exhibit D

            [FORM OF [INVESTMENT ADVISORY] [SUB-ADVISORY] AGREEMENT]
            --------------------------------------------------------

     THIS AGREEMENT is made as of the      day of         ,       by and between
                                      ----        --------  -----
                                , a [state of organization] (the "Trust"), and
--------------------------------
DEUTSCHE ASSET MANAGEMENT, INC., a            corporation (the "Advisor") [and
                                   ----------
           (the "Sub-Advisor")].
----------

     WHEREAS, the Trust is registered as an open-end, [diversified] [non-diversified], management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies;

     WHEREAS, the Advisor [and the Sub-Advisor] is [each] registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Schedule A to this
Agreement on the terms and conditions hereinafter set forth         ; [and]
                                                            --------

     [WHEREAS, the Advisor desires to retain the Sub-Advisor to perform certain of the Advisor's duties under this Agreement, and the Sub-Advisor is willing to so render such services on the terms and conditions hereinafter set forth.]/1/

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Investment [Advisor] [Sub-Advisor]. The [Trust] [Advisor] hereby appoints the [Advisor] [Sub-Advisor] to act as the investment [advisor] [sub-advisor] of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as "a Series", and collectively as "the Series"). The [Advisor] [Sub-Advisor, subject to the supervision of the Advisor,] shall manage a Series' affairs and shall supervise all aspects of a Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series' assets, subject at all times to the policies and control of the Board of Trustees. The [Advisor] [Sub-Advisor] shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as [Advisor] [Sub-Advisor].

     2. Delivery of Documents. The Trust [Advisor] has furnished the Advisor [Sub-Advisor] with copies properly certified or authenticated of each of the following:

          (a) The Trust's Declaration of Trust, filed with the State of
                on          ,       and all amendments thereto (such Declaration
     ----------    ---------  -----
     of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

----------
/1/  Contained in the form of sub-advisory agreement only.

          (b) [The Trust's Agreement of Trust and all amendments thereto (such Agreement of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Trust Agreement");]

          (c) Resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the [Advisor] [Sub-Advisor] and approving this Agreement;

          (d) The Trust's Registration Statement on Form N-1A under the
     Securities Act of 1933, as amended (the "1933 Act") (File No.     -       )
                                                                   ---- -------
     and under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") relating to the shares of the Trust and its series, and all amendments thereto; and

          (e) Each Series' most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called "Prospectus").

The [Trust] [Advisor] will furnish the [Advisor] [Sub-Advisor] from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

     The [Advisor] [Sub-Advisor] will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

     3. Duties of Investment [Advisor] [Sub-Advisor]. In carrying out its obligations under Section 1 hereof, the [Advisor] [Sub-Advisor, subject to the supervision of the Advisor,] shall:

          a) [with respect to the index funds] seek to replicate as closely as possible the performance of the benchmark index, before the deduction of a Series' expenses;

          (b) supervise and manage all aspects of a Series' operations, except for distribution services;

          (c) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

          (d) [provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust's principal office;]

          (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the [Advisor] [Sub-Advisor] considers desirable for inclusion in a Series' portfolio;

          (f) determine which issuers and securities shall be represented in a Series' portfolio and regularly report thereon to the Trust's Board of Trustees; and

          (g) take all actions necessary to carry into effect a Series' purchase and sale programs.

     4. Portfolio Transactions. The [Advisor] [Sub-Advisor] is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series' prospectus and statement of additional information. The [Advisor] [Sub-Advisor] will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

     It is understood that the [Advisor] [Sub-Advisor] will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of
Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series' prospectus and statement of additional information.

     Subject to the policies established by the Board in compliance with applicable law, the [Advisor] [Sub-Advisor] may direct DB Securities, Inc. ("DB Securities") or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the [Advisor] [Sub-Advisor] is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the [Advisor] [Sub-Advisor]. DB Securities or any of its affiliates and the [Advisor] [Sub-Advisor] may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

     The Trust on behalf of a Series will not deal with the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates in any transaction in which the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series' order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

     5. Control by Board of Trustees. Any management or supervisory activities undertaken by the [Advisor] [Sub-Advisor] pursuant to this Agreement, as well as any other activities undertaken by the [Advisor] [Sub-Advisor] on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

     6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the [Advisor] [Sub-Advisor] shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

          (b) the provisions of the Registration Statement of the Trust on behalf of a Series under the 1933 Act and the 1940 Act;

          (c) the provisions of the Declaration of Trust;

          (d) [the provisions of the Trust Agreement; and]

          (e) any other applicable provisions of state and federal law.

     7. Expenses. The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the [Advisor] [Sub-Advisor] as follows:

          (a) The [Advisor] [Sub-Advisor] shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the [Advisor] [Sub-Advisor], to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

          (b) The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust's distributor under the Trust's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series' cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series' or Trust's operation unless otherwise explicitly provided herein.

     8. [Delegation] [Adjustment] of [Advisory] [Sub-Advisory] Services. [Subject to the prior approval of a majority of the members of the Trust's and the Series' Boards of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in section 1 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity- shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not "interested persons," as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.]2

----------
/2/  Contained in the form of Advisory Agreement only.

     [Subject to the provisions of this Agreement, the duties of the Sub-Advisor, the portion of portfolio assets of the Series that the Sub-Advisor shall manage and the fees to be paid to the Sub-Advisor by the Advisor under and pursuant to the Sub-Advisory Agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Advisor, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not "interested persons," as defined in the 1940 Act.]3

     9. Compensation. For the services to be rendered and the expenses assumed by the [Advisor] [Sub-Advisor], the [Trust] [Advisor] shall pay to the [Advisor] [Sub-Advisor] monthly compensation in accordance with Schedule A.

     Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

     In the event of termination of this Agreement, the [advisory] [sub-advisory] fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     In addition to the foregoing, the [Advisor] [Sub-Advisor] may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the [Trust on behalf of the Series] [Advisor] for all or a portion of its expenses not otherwise required to be borne or reimbursed by the [Advisor] [Sub-Advisor]. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

     All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

     10. Non-Exclusivity. The services of the [Advisor] [Sub-Advisor] to the Trust on behalf of each Series are not to be deemed to be exclusive, and the [Advisor] [Sub-Advisor] shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the [Advisor] [Sub-Advisor] may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the [Advisor] [Sub-Advisor] to the extent permitted by law; and that the officers and directors of the [Advisor] [Sub-Advisor] are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     11. Additional Series and Classes. In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Trust with respect to the series of shares or class of shares and the execution of an amended Appendix A reflecting the applicable names and terms.

----------
/3/  Contained in the form of Sub-Advisory Agreement only.

     12. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the [Advisor] [Sub-Advisor] to terminate this contract as provided in this
Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the [Advisor] [Sub-Advisor] may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

     This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days' written notice to the [Advisor] [Sub-Advisor], or by the [Advisor] [Sub-Advisor] at any time without the payment of any penalty, on 90 days written notice to the [Trust] [Advisor]. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

     As used in this Section 12, the term "assignment" shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

     13. Limitation of Liability of the [Advisor] [Sub-Advisor]. The [Advisor] [Sub-Advisor] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Advisor] [Sub-Advisor] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust and the Advisor, One
South Street, Baltimore, Maryland 21202          ; [if to the Sub-Advisor,
                                        ---------
          ].
----------

     15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     16. Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

     17. Reports. [The Trust and the Advisor] [The Advisor and the Sub-Advisor] agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     18. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the [Advisor] [Sub-Advisor] on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

     20. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                                        [TRUST]


Attest:                                       By:
        --------------------------                ------------------------------
Name:                                         Name:
                                              Title:


[SEAL]                                        DEUTSCHE ASSET MANAGEMENT, INC.


Attest:                                       By:
        --------------------------                ------------------------------
Name:                                         Name:
                                              Title:


[SEAL]                                        [SUB-ADVISER]


Attest:                                       By:
        --------------------------                ------------------------------
Name:                                         Name:
                                              Title:

                                    EXHIBIT A
                                    ---------

                                       TO
                 INVESTMENT [ADVISORY] [SUB-ADVISORY] AGREEMENT
                         MADE AS OF
                                    --------------------
                                     BETWEEN
                        [Fund Name] AND [              ]
                                         --------------

Series                                  Investment [Advisory] [Sub-Advisory] Fee
------                                  ----------------------------------------

                                                                       Exhibit E

                                  ADVISORY FEES

DeAM, Inc. is paid a fee for its services under the Current Advisory Agreements, calculated daily and paid monthly, equal, on an annual basis, to the following:

------------------------------------------------
         FUND            ADVISORY AGREEMENT FEE*
------------------------------------------------
Equity 500 Index Fund             0.20%
------------------------------------------------
EAFE Equity Index Fund            0.45%
------------------------------------------------
Small Cap Index Fund              0.35%
------------------------------------------------

*[Indicate any caps or waivers].

For its investment advisory services, DeAM, Inc. was paid the following amounts as of the most recent fiscal year by the Funds:

---------------------------------
         FUND              FEE
---------------------------------
Equity 500 Index Fund    $861,030
---------------------------------
EAFE Equity Index Fund   $456,144
---------------------------------
Small Cap Index Fund     $413,463
---------------------------------

                                 Custodian Fees

For its custodian services, DB Trust Company was paid the following amounts as of the most recent fiscal year by the Funds.

                                    [To Come]

                                                                       Exhibit F

           [Investment Companies Advised or Subadvised by DeAM, Inc.]

                                    [To Come]

                                                                       Exhibit G

   [Principal occupations of each director and principal executive officer of
                                   DeAM, Inc.]

                                    [To Come]

                                                                      Exhibit H

                                                          Aggregate Dollar Range
                                                           of Equity Securities
                                                            as of [___________,
                                                            2002] in all Funds
                                                            Overseen or to Be
                                                           Overseen by Trustee
                                                           or Nominee in Family
                               Dollar Range of Equity         of Investment
Name of Trustee or Nominee  Securities in the Fund(s)/1/       Companies/2/

Independent Trustee
-------------------                                             [TO COME]
Nominees
--------

Richard R. Burt                      None
S. Leland Dill                       None
Martin J. Gruber                     None
Joseph R. Hardiman                   None
Richard J. Herring                   None
Graham E. Jones                      None
Rebecca W. Rimel                     None
Philip Saunders, Jr.                 None
William N. Searcy                    None
Robert H. Wadsworth                  None

Interested Trustee Nominee
--------------------------

Richard T. Hale                      None         Over $100,000

___________

 1. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     over $100,000.
2.   The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     over $100,000. The funds overseen or to be overseen by the trustees or nominee in the family of investment companies consist of the following:
     Flag Investors Communications Fund, Flag Investors Equity Partners Fund, Flag Investors Value Builder Fund, Emerging Growth Fund, Real Estate Securities Fund, Short-Intermediate Income Fund, Deutsche Bank Alex. Brown Cash Reserve Fund Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund Tax-Free Series, Deutsche Bank Alex. Brown Cash Reserve Fund Treasury Series, Top 50 World Fund, Top 50 World Portfolio, Top 50 US Fund, Top 50 US Portfolio, Top 50 Asia Fund, Top 50 Asia Portfolio, Top 50 Europe Fund, Top 50 Europe Portfolio, European Mid-Cap Fund, European Mid-Cap Portfolio, Japanese Equity Fund, Japanese Equity Portfolio, Global Financial Services Fund, Global Biotechnology Fund, Global Technology Fund, Growth Opportunity Fund, BT Investment Funds: Cash Management Fund, Tax Free Money Fund, Treasury Money Fund, International Equity Fund, Mid Cap Fund, Lifecycle Long Range Fund, Lifecycle Mid Range Fund, Lifecycle Short Range Fund, Small Cap Fund, Quantitative Equity Fund, PreservationPlus Income Fund, Global Equity Fund; BT Advisor Funds: EAFE(R) Equity Index Fund, US Bond Index Fund; BT Pyramid Mutual Funds: Money Market Fund, Equity 500 Index Fund, Asset Management Fund, PreservationPlus Fund; BT Institutional Funds:
     Cash Management Fund, Cash Reserves Fund, Treasury Money Fund, International Equity Fund, Equity 500 Index Fund, Liquid Assets Fund, Daily Assets Fund, Treasury Assets Fund, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, Capital Appreciation Portfolio; BT Investment Portfolios: Asset Management Portfolio II, Asset Management Portfolio III, Liquid Assets Portfolio, EAFE Equity Index Portfolio, Small Cap Portfolio, US Bond Index Portfolio, Preservation Plus Portfolio, Preservation Plus Income Portfolio, Quantitative Equity Portfolio, Daily Assets Portfolio; Morgan Grenfell Investment Trust: Fixed Income Fund, Short-Term Fixed Income Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, Total Return Bond Fund, European Equity Fund, Micro Cap Fund, International Select Equity Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund; and VIT Funds: Equity 500 Index Fund, Small Cap Index Fund, EAFE Equity Index Fund, and NASDAQ-100 Index Fund.

Ownership in Securities of DeAM, Inc. and Related Companies by Independent Trustee Nominees

                         Name of                                  Value of
                         Owners and                               Securities   Percent of
                         Relationships                            on an        Class on an
Name of Trustee          to Trustee or                Title of    Aggregate    Aggregate
or Nominee               Nominee           Company*   Class       Basis        Basis
----------               -------           --------   -----       -----        -----
Richard R. Burt          N/A
S. Leland Dill           N/A
Martin J. Gruber         N/A
Joseph R. Hardiman
Richard J. Herring       N/A
Graham E. Jones          N/A
Rebecca W. Rimel
Philip Saunders, Jr.     N/A
William N. Searcy
Robert H. Wadsworth

[*Describe the company's relationship with the Funds' investment advisor or underwriter]

                               FORM OF PROXY CARD

[DEUTSCHE BANK LOGO]
[DEUTSCHE ASSET MANAGEMENT]
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
[Code]

One South Street
Baltimore, Maryland 21202-3220
To vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Call 1-800-    -     .
                ---- -----
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:

                      DEUTSCHE ASSET MANAGEMENT VIT Funds
                                 [Name of Fund]
                                One South Street

                            Baltimore, Maryland 21202

                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                     [a.m.], Eastern time, on           , 2002
                  --                          ------- --

          The undersigned hereby appoints                             and
                                          ---------------------------
                          and each of them, with full power of substitution, as
-------------------------
proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

          All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I and II. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposal I, as votes AGAINST the Proposal.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR
     FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I AND II.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[NAME OF FUND]

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

II. Election of Messrs. (01) Burt, (02) Dill, (03) Hale,    For All   Withhold All   For All Except:   To withhold authority
    (04) Hardiman, (05) Jones, (06) Saunders, (07) Searcy                                              to vote, mark "For
    and (08) Wadsworth, Drs. (09) Gruber and (10) Herring     [ ]         [ ]             [ ]          All Except" and write
    and (11) Ms. Rimel as Trustees of the Board.                                                       the nominee's number
                                                                                                       on the line below.


Vote on Proposal

I.  Approval of a New
    Advisory Agreement
    with Deutsche Asset
    Management, Inc.        FOR [ ]   AGAINST[ ]   ABSTAIN [ ]


---------------------------------------------

---------------------------------------------
Signature (Please sign within box)     Date

The appointed proxies will vote on any other business as may properly come before the Special Meeting

Receipt of the Notice and the Joint Proxy Statement, dated          , 2002 (the
                                                           ------ --
"Proxy Statement"), is hereby acknowledged.


---------------------------------------------

---------------------------------------------
      Signature (Joint Owners)         Date

                                      H-2